GUARANTY
                                    --------

         THIS GUARANTY (this "Guaranty"), dated as of December 1, 2002, ma COMPLIANCE SYSTEMS CORPORATION and CALL COMPLIANCE.CO] C., each a company organized under the laws of Delaware (the "Guarantors"), in fa~ Spirits Management Inc., the "Lender"; Lender and any subsequent holder(s) of t te (as defined below) are hereinafter referred to collectively as "Lender").

                                   WITNESSETH
                                   ----------

         WHEREAS, in November 1998, Lender made a loan in the princi~ iount of $ioo,ooo to ASN Voice and Data Corp., as evidenced by a promissory fl :ed November 30, 1998 ("Original Note"), which was guaranteed by certain part )riginal Guarantors"); and

         WHEREAS, the principal amount of the loan was subsequently increa$ $300,000 ("Loan").

         WHEREAS, in December 2001, the terms of the Loan were amended a Original Note was assigned to Call Compliance, Inc., a New York company ("Debtoi Dbligor; and

         WHEREAS, in December 2002, the Lender agreed to restructure a iend the terms of the Loan ("Restructured Loan"), as reflected in the Promissory Ni riexed hereto as Exhibit "A"; and

         WHEREAS, the Guarantors have a direct interest in the financial affairs a 11-being of the Debtor, and will directly benefit from the Restructured Loan; and

         WHEREAS, the Guarantors have agreed to provide the Guaranty set fo `em in substitution of the guaranty provided by the Original Guarantors, which shall minated; and

         NOW, THEREFORE, in consideration of the foregoing and for other go I valuable consideration, the receipt and sufficiency of which are hereby acknowledgi Guarantors hereby agrees as follows:

                                    GUARANTY
                                    --------

                  (a) The Guarantors jointly and severally hereby
            unconditionally and irrevocably (i) guarantee to the Lender the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of all payments of Debtor to Lender pursuant to the Note (the "Obligations"), and (ii) agree to pay any and all expenses (including counsel fees and expenses) incurred by the Lender in obtaining advice of counsel in respect of this Guaranty and incurred by the Lender in enforcing any rights with respect to, or collecting against the Guarantors under, this Guaranty.

                  (b) The Guarantors hereby agree that all payments hereunder will be paid to the Lender without setoff, deduction, recoupment, claim or counterclaim in U.S. Dollars at a place designated by Lender and in immediately available funds.

            SECFION 2.Guaranty Absolute. The Guarantors guarantee that the Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity, regularity or enforceability of the
            Note or any other agreement or instrument relating thereto;

                  (b) any lack of validity, regularity or enforceability of this
            Guaranty or any other agreement or instrument relating hereto;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Note;

                  (d) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (e) any failure on the part of the Lender to exercise, or any delay in exercising, any right under the Note or any other document; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor, the Guarantors or any other guarantor of all or a portion of the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that the Debtor may assert to the repayment of the Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of

SECfION 1. Guaranty.

            limitations, lender liability, accord and satisfaction, and usury), this Guaranty and the Obligations of the Guarantors under this Guaranty.

            SECTION 3.Representations and Warranties of the Guarantors. Each Guarantor represents and warrants as follows:

                  (a) Enforceability. This Guaranty is the legal, valid and
            binding obligation of each Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

            SECU ION 4. Waiver. Each Guarantor hereby waives (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations or all other amounts payable pursuant to this Guaranty and (b) any requirement that the Lender exhaust any right to take any action against the Debtor.

            SECTION 5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTY AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5- 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

            SECTION 6. JURISDICTION AND SERVICE OF PROCESS. THE GUARANTORS HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY AND ALL ACTIONS COMMENCED WITH RESPECT TO THIS GUARANTY AND FURTHER CONSENT THAT ANY NOTICES, PROCESSES OR NOTICE OF MOTION OR OTHER APPLICATION TO EITHER OF SAID COURTS MAY BE SERVED IN OR OUT OF THE STATE OF NEW YORK BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED OR SUCH OTHER MANNER AS IS ALLOWED BY LAW.

            SECTION 7. JURY TRIAL. THE GUARANTORS AND, BY ITS RECEIPT HEREOF, THE LENDER, EACH HEREBY WAWES TO THE FULLEST EXTENT PERMITFED BY LAW ANY RIGHT TO A TRIAL BY JURY.

SECfION 1. Guaranty.

            SECTION 8. No Waiver; Remedies; No Marshalling, Application of Payments. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Guarantors hereby waive any right to require the Lender to marshal any security or collateral or otherwise compel the Lender to seek

SECfION 1. Guaranty.

recourse against or satisfaction of the Obligations and all other amounts payable pursuant to Section i(a)(ii) from one source before seeking recourse or satisfaction from another source. The Guarantors acknowledge and agrees that the Lender shall be entitled to apply all payments received from the Guarantors pursuant to the terms hereof to such portion of the Obligations as the Lender may elect.

            SECTION 9. Right of Setoff. In addition to and not in limitation of all rights of offset that the Lender or its Affiliates may have under applicable law, and whether or not the Lender has made any demand or the Obligations of the Guarantors have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Guarantors all deposits and other obligations then or thereafter owing by the Lender to the Guarantors.

            SECTION 10. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty shall be effective unless in writing and signed by the Lender and the Guarantors and any such amendment or waiver shall be effective only to the extent set forth therein.

            SECTION ii. Telecopied Signature. This Guaranty, and any notices to be given pursuant to this Guaranty, may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original.

            SECTION 12. Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the date first set forth above.

COMPLIANCE SYSTEMS CORPORATION

By: /s/ [illegible]
   -----------------------------------


CALL COMPLIANCE.COM, INC.

By: /s/ [illegible]
   -----------------------------------

SECfION 1. Guaranty.

                                 NON-NEGOTIABLE
                                 PROMISSORY NOTE

$363,000.00                                                     December 1, 2002

FOR VALUE RECEIVED, the undersigned, CALL COMPLIANCE, INC., a New York corporation ("Maker"), promises to pay to the order of SPIRITS MANAGEMENT INC., a New York corporation ("Payee"), at its office, Suite A, 780 New York Avenue, Huntington, New York 11743, or at such other place as Payee may designate to Maker in writing from time to time, the principal amount of Three Hundred Sixty Three Thousand Dollars ($363,000.00), consisting of Three Hundred Thousand Dollars ($300,000.00) of principal indebtedness ("Base Principal") and Sixty Three Thousand Dollars ($63,000.00) reflecting deferred interest on the Prior Note, as hereinafter defined ("Deferred Interest"), together with interest on the Base Principal from the date hereof as follows.

This Note shall reflect the amended terms of indebtedness as evidenced in a certain promissory note dated November 30, 1998 in the principal amount of One Hundred Thousand Dollars ($100,000.00), with AMS Network, Inc. and ASN Voice & Data Corp. as joint and several obligors, giving effect to a subsequent increase in principal (increasing the principal to $300,000.00), and as amended from time to time and assigned to the Maker ("Prior Note"), and shall substitute and supercede the terms of such Prior Note.

Interest on the Base Principal shall be at the rate of 2 1.0% per annum ("Initial Interest Rate") from the date hereof through May 31, 2003 ("Initial Interest Period"). Commencing June 1, 2003 through May 31, 2008 ("Second Interest Period"), interest on the Base Principal shall be at the rate of 18.0% per annum ("Second Interest Rate").

During the five-year term commencing June 1, 2003 this Note is due and payable in equal and self liquidating monthly installments of Nine Thousand One Hundred Ninety-Three Dollars and 04/100 ($9,193.04) consisting of amortization of (i) Deferred Interest, (ii) interest on the Base Principal at the Initial Interest Rate during the Initial Interest Period, (iii) Base Principal and (iv) interest on the Base Principal at the Second Interest Rate during the Second Interest Period. The Maker agrees to make all payments under this Note on the last day of each month ("Payment Date"). If any payment shall be insufficient, any unpaid amounts shall be added to the Base Principal and shall be treated in all respects as additional principal.

The entire outstanding balance of the Base Principal, Deferred Interest and all accrued but unpaid interest and late charges, if any, shall be become due and payable at the option of Payee immediately upon the happening of any of the following events ("Event of Default"):

            a. a default in payment of any amount due pursuant to this Note continuing beyond ten (10) business days after written notice of such default is given by the Payee to the Maker, or

                                                                       EXHIBIT A

            b. the filing of a petition in voluntary or involuntary bankruptcy by or against Maker, the general assignment for the benefit of creditors of Maker, or the appointment of a receiver or trustee of any assets of Maker.

The Maker shall have the right to prepay this Note, at any time, in whole or in part, without premium or penalty. Each partial prepayment shall be applied first to Deferred Interest and thereafter to accrued interest, and then to installments of current interest and Base Principal, in that order, in the inverse order of their maturity.

A late charge on any payments due made more than five (5) days after the Payment Date thereof shall be paid at the rate of one-half of one percent (.5%) per month or portion thereof that said payment remains unpaid.

It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker hereof under applicable law, but if, notwithstanding, interest in excess of such maximum legal rate shall be paid hereunder, the excess shall be retained by Payee as cash collateral for the payment of the outstanding principal amount and may be applied to pay same.

Maker hereby waives presentment for payment, demand, of non-payment and dishonor, protest, of protest and any other that may be required under the law in connection with enforcement of this Note.

If Maker fails to make timely the payments required hereby, Maker shall pay all costs of collection when incurred, including, without limitation, reasonable attorney's fees and expenses and court costs. Such costs will be added to the balance due hereunder.

This Note may not be modified or the face hereof canceled except in a writing, signed by Maker and by Payee. This Note shall be interpreted and enforced in accordance with the laws of the State of New York without regard to any principles of conflicts of law. The parties hereto hereby consent to the jurisdiction of the Courts of the State of New York and of the United States District Court for the Eastern District of New York in connection with any and all actions commenced with respect to this Note and further consent that any notice, process or notice of motion or other application to either of said courts or judges thereof may be served in or out of the State of New York by certified or registered mail return receipt requested, or by personal service, provided a reasonable time for appearance is allowed, or in such other manner as may be permitted by either of said courts.

As used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

CALL COMPLIANCE, INC.
By:______________________
Name:_____________________________

Title: